2009 Long-Term Incentive Award Plan of
Walter Investment Management Corp.
Nonqualified Option Award Agreement

2009 Long-Term Incentive Award Plan of
Walter Investment Management Corp.
Nonqualified Option Award Agreement
You have been selected to receive a grant of nonqualified Options pursuant to the 2009 Long-Term Incentive Award Plan of Walter Investment Management Corp. the “Plan”), as specified below:
Participant: Denmar Dixon
Date of Grant: January 22, 2010
Number of Shares Covered by This Option: 90,000
Option Price: $14.29
Date of Expiration: January 22, 2020
Vesting of Options: In Accordance With the Following Schedule:
Vesting Date: January 22, 2014
THIS AGREEMENT, effective as of the Date of Grant set forth above, represents the grant of a nonqualified Option by Walter Investment Management Corp., a Maryland corporation (the “Company”), to the Participant named above, pursuant to the provisions of the Plan.
The Plan provides a complete description of the terms and conditions governing this Option. If there is any inconsistency between the terms of this Agreement and the terms of the Plan, the Plan’s terms shall completely supersede and replace the conflicting terms of this Agreement. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein. The parties hereto agree as follows:
1.	Grant of Options. The Company hereby grants to the Participant an Option to purchase the number of Shares set forth above, at the stated Option Price, which is one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant, in the manner and subject to the terms and conditions of the Plan and this Agreement.

2.	Exercise of Option. Except as hereinafter provided, the Participant may exercise this Option at any time after the Option vests (according to the vesting schedule set forth above), provided that no exercise may occur subsequent to the close of business on the Date of Expiration (as defined on page 1 of this Agreement). This Option may be exercised in whole or in part, but not for less than one hundred (100) Shares at any one time, unless fewer than one hundred (100) Shares then remain subject to the Option, and the Option is then being exercised as to all such remaining Shares.

3.	Termination of Service.
(a)	By Death. In the event the employment of the Participant with the Company is terminated by reason of death, the portion of the Option not yet vested as of the date of death shall become immediately vested and exercisable. The entire Option shall remain exercisable at any time prior to its expiration date, or for twelve (12) months after the date of death, whichever period is shorter, by such person or persons as shall have been named as the Participant’s beneficiary, or by such persons that have acquired the Participant’s rights under the Options by will or by the laws of descent and distribution.

(b)	By Disability, Constructive Termination, or Retirement. In the event the employment of the Participant with the Company is terminated by reason of Disability, Constructive Termination, or Retirement, the portion of the Option not yet vested as of the date of termination shall become immediately vested and exercisable. The entire Option shall remain exercisable at any time prior to its expiration date, or for twelve (12) months after the date of termination, whichever period is shorter.

For purposes of this Agreement, (a) Disability shall mean (i) Participant’s inability or failure to perform Participant’s duties for a period of ninety (90) consecutive days or a total of one hundred twenty (120) days during any twelve (12) month period due to any physical or mental illness or impairment, or (ii) a determination by a medical doctor chosen by the Company to the effect that Participant is substantially unable to perform Participant’s duties due to any physical or mental illness or impairment; (b) Retirement shall mean, Participant’s voluntary termination of employment after such time as either, Participant has reached the age of 60, or the sum of Participant’s age and years of service with the Company (inclusive of years served with any predecessor or successor companies to the Company) exceeds 70; provided that, in either case, Participant provides the Company with at least 6 months written notice of Participant’s intention to retire, or such lesser time as the Company may agree; and (c) Constructive Termination shall mean, without Participant’s written consent: (i) a material failure of the Company to comply with the provisions of Participant’s employment contract, (ii) a material diminution of Participant’s position (including status, offices, title and reporting relationships), duties or responsibilities or pay, or (iii) the forced relocation of Participant’s primary job location more than 50 miles from the Company’s Tampa, Florida location; provided however, that any isolated, insubstantial or inadvertent change, condition, failure or breach described under subsections (i) — (iii) above which is not taken in bad faith and is remedied by the Company promptly after the Company’s actual receipt of notice from Participant as provided in Participant’s employment contract shall not constitute Constructive Termination. Moreover, for purposes of this Agreement, a material diminution in pay or responsibility shall not be deemed to have occurred if: (i) the amount of Participant’s bonus fluctuates due to performance considerations under the Company’s executive incentive plan or other Company incentive plan applicable to Participant and in effect from time to time, (ii) Participant is transferred to a position of comparable responsibility, status, title, office and compensation within the Company, or (iii) Participant experiences a reduction in salary that is relatively comparable to reductions imposed upon all senior executives in the Company.

(c)	For Cause. In the event the employment of the Participant with the Company is involuntarily terminated for Cause, all vested and unvested options shall be forfeited.

For purposes of this Agreement, Cause means the Participant’s:
(i) conviction of, or plea of guilty or nolo contendere to, a felony arising from any act of fraud, embezzlement or willful dishonesty in relation to the business or affairs of the Company, or (ii) conviction of, or plea of guilty or nolo contendere to, any other felony which is materially injurious to the Company or its reputation or which compromises Participant’s ability to perform Participant’s job function, and/or act as a representative of the Company, or (iii) a willful failure to attempt to substantially perform Participant’s duties (other than any such failure resulting from Participant’s Disability), after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company believes that Participant has not attempted to substantially perform such duties, and Participant has failed to remedy the situation, to the extent possible, within fifteen (15) business days of such written notice from the Company or such longer time as may be reasonably required to remedy the situation, but no longer than forty-five (45) calendar days. For purposes of this definition, no act or failure to act on Participant’s part shall be considered to be Cause if done, or omitted to be done, by Participant in good faith and with the reasonable belief that the action or omission was in the best interests of, or were not, in fact, materially detrimental to, the Company or a Company subsidiary.
(d)	For Other Reasons. Subject to the Compensation and Human Resource Committee’s (the “Committee”) discretion, if the employment of the Participant shall terminate for any reason other than the reasons set forth in this Section 3(a) through 3(c) herein, the portion of the Option not yet vested as of the date of termination shall be forfeited. The portion of the Option vested as of the effective date of termination shall remain exercisable at any time prior to its expiration date, or for twelve (12) months after the effective date of termination, whichever period is shorter.
4.	Change in Control. Notwithstanding anything to the contrary in this Agreement, in the event of a Change in Control of the Company and prior to the Participant’s termination of employment, the Participant shall become immediately fully vested without restriction in all Options granted pursuant to this Agreement. For purposes of this Agreement, Change in Control shall mean, a change of ownership of the Company, a change in the effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Treas. Reg. 1.409A-3(i)(5).

5.	Restrictions on Transfer. Unless otherwise determined by the Committee in accordance with the Plan, this Option may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, this Option shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

6.	Recapitalization. In the event of any change in the capitalization of the Company such as a stock split or a corporate transaction such as any merger, consolidation, separation, or otherwise, the number and class of Shares subject to this Option, as well as the Option Price, shall be equitably adjusted by the Committee to prevent dilution or enlargement of rights.

7.	Procedure for Exercise of Option. This Option may be exercised by delivery of written notice to the Company at its executive offices, addressed to the attention of its Secretary. Such notice: (a) shall be signed by the Participant or his or her legal representative; (b) shall specify the number of full Shares then elected to be purchased with respect to the Option; (c) unless a Registration Statement under the Securities Act of 1933 is in effect with respect to the Shares to be purchased, shall contain a representation of the Participant that the Shares are being acquired by him or her for investment and with no present intention of selling or transferring them, and that he or she will not sell or otherwise transfer the Shares except in compliance with all applicable securities laws and requirements of any stock exchange upon which the Shares may then be listed; and (d) shall be accompanied by payment in full of the Option Price of the Shares to be purchased.

The Option Price upon exercise of this Option shall be payable to the Company in full as provided for in the Plan.

As promptly as practicable after receipt of notice and payment upon exercise, the Company shall cause to be issued and delivered to the Participant or his or her legal representative, as the case may be, certificates for the shares so purchased, which may, if appropriate, be endorsed with appropriate restrictive legends. The share certificates shall be issued in the Participant’s name (or, at the discretion of the Participant, jointly in the names of the Participant and the Participant’s spouse). The Company shall maintain a record of all information pertaining to the participant’s rights under this Agreement, including the number of shares for which his or her Option is exercisable. If the Option shall have been exercised in full, this Agreement shall be returned to the Company and canceled.

8.	Beneficiary Designation. The Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Agreement is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Secretary of the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

9.	Rights as a Stockholder. The Participant shall have no rights as a stockholder of the Company with respect to the Shares subject to this Agreement until such time as the purchase price has been paid, and the Shares have been issued and delivered to him or her.

10.	Continuation of Employment. This Agreement shall not confer upon the Participant any right to continue employment with the Company, nor shall this Agreement interfere in any way with the Company’s right to terminate the Participant’s service at any time.

11.	Miscellaneous.
(a)	This Agreement and the rights of the Participant hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. The Committee shall have the right to impose such restrictions on any Shares acquired pursuant to the exercise of this Option, as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Agreement, all of which shall be binding upon the Participant.

(b)	The Committee may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may in any material way adversely affect the Participant’s rights under this Agreement, without the written consent of the Participant.

(c)	The Participant acknowledges and agrees that the Company shall have the power and the right to deduct or withhold, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation), domestic or foreign, required by law to be withheld with respect to any exercise of the Participant’s rights under this Agreement should Participant fail to make timely payment of all taxes due.

The Participant may elect, subject to any procedural rules adopted by the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having an aggregate Fair Market Value on the date the tax is to be determined, equal to the minimum amount required to be withheld.

(d)	The Participant agrees to take all steps necessary to comply with all applicable provisions of federal and state securities laws in exercising his or her rights under this Agreement.

(e)	This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(f)	All obligations of the Company under the Plan and this Agreement, with respect to this Option, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

(g)	To the extent any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

(h)	To the extent not preempted by federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the state of Maryland.

(i)	Notice hereunder shall be given to the Company at its principal place of business, and shall be given to the Participant at the address set forth below, or in either case at such addresses as one party may subsequently furnish to the other party in writing.

(j)	This Option is not intended to qualify as an “incentive stock option” under Section 422 of the Code.
IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Date of Grant.

Walter Investment Management Corp.
By:

ATTEST:

Participant
Participant’s name and address: